Bancorp Rhode Island, Inc.                              Exhibit No. 99.1
Board Compensation
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          Item                            Entity         Prior Fee    New Fee
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Retainer                                   Bank            $6,000      $7,000
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                                           Bancorp         $2,500      $3,000
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Board Meetings                             Bank              $500        $600
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                                           Bancorp           $100        $200
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Executive Committee                        Bank              $500        $600
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                                           Bancorp            $50        $200
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Board Chairman(1)(Retainer)                Bank            $--          $2,500
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                                           Bancorp         $--          $1,500
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Audit Committee                            Bank              $500        $600
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                                           Bancorp            $50        $600
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Compensation Committee                     Bank              $500        $600
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                                           Bancorp            $50        $200
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Nominating/Governance Committee            Bancorp           $500        $600
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Loan Committee                             Bank              $550        $700
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Audit Committee Chairman                   Bank           $--          $2,000
(Retainer)
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                                           Bancorp        $--          $1,000
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Compensation Committee                     Bank           $--          $1,500
Chairman (Retainer)
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                                           Bancorp        $--          $1,000
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All Other Committee Chairman               Bank           $--          $1,000
(Retainer)
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                                           Bancorp        $--          $1,000
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(1)Combined retainer for Board and Executive Committee Meetings
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